Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	September 30	September 30	June 30	September 30	June 30
	2015	2014	2015	2014	2015
ASSETS
Cash and due from banks	$93,803	$220,946	$100,455	(57.5)%	(6.6)%
Other interest-earning assets	579,920	377,579	387,324	53.6%	49.7%
Loans held for sale	26,937	25,212	33,980	6.8%	(20.7)%
Investment securities	2,436,337	2,470,609	2,440,492	(1.4)%	(0.2)%
Loans, net of unearned income	13,536,361	13,030,405	13,244,230	3.9%	2.2%
Allowance for loan losses	(167,136)	(189,477)	(167,485)	(11.8)%	(0.2)%
Net loans	13,369,225	12,840,928	13,076,745	4.1%	2.2%
Premises and equipment	225,705	224,441	226,794	0.6%	(0.5)%
Accrued interest receivable	42,846	43,544	41,193	(1.6)%	4.0%
Goodwill and intangible assets	531,562	532,117	531,567	(0.1)%	—%
Other assets	531,724	502,798	526,923	5.8%	0.9%
Total Assets	$17,838,059	$17,238,174	$17,365,473	3.5%	2.7%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$14,084,394	$13,333,627	$13,505,709	5.6%	4.3%
Short-term borrowings	431,631	564,952	409,035	(23.6)%	5.5%
Other liabilities	316,697	243,300	293,271	30.2%	8.0%
FHLB advances and long-term debt	979,433	1,018,289	1,132,641	(3.8)%	(13.5)%
Total Liabilities	15,812,155	15,160,168	15,340,656	4.3%	3.1%
Shareholders' equity	2,025,904	2,078,006	2,024,817	(2.5)%	0.1%
Total Liabilities and Shareholders' Equity	$17,838,059	$17,238,174	$17,365,473	3.5%	2.7%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$5,339,928	$5,156,979	$5,237,800	3.5%	1.9%
Commercial - industrial, financial and agricultural	3,929,908	3,691,262	3,806,699	6.5%	3.2%
Real estate - home equity	1,693,649	1,733,036	1,689,688	(2.3)%	0.2%
Real estate - residential mortgage	1,382,085	1,372,033	1,369,103	0.7%	0.9%
Real estate - construction	769,565	687,728	731,925	11.9%	5.1%
Consumer	271,696	278,219	272,494	(2.3)%	(0.3)%
Leasing and other	149,530	111,148	136,521	34.5%	9.5%
Total Loans, net of unearned income	$13,536,361	$13,030,405	$13,244,230	3.9%	2.2%
Deposits, by type:
Noninterest-bearing demand	$3,906,228	$3,556,810	$3,805,165	9.8%	2.7%
Interest-bearing demand	3,362,336	3,164,514	3,129,903	6.3%	7.4%
Savings deposits	3,880,103	3,620,919	3,566,888	7.2%	8.8%
Time deposits	2,935,727	2,991,384	3,003,753	(1.9)%	(2.3)%
Total Deposits	$14,084,394	$13,333,627	$13,505,709	5.6%	4.3%
Short-term borrowings, by type:
Customer repurchase agreements	$145,225	$195,121	$169,918	(25.6)%	(14.5)%
Customer short-term promissory notes	80,879	78,225	74,059	3.4%	9.2%
Short-term FHLB advances	200,000	285,000	160,000	(29.8)%	25.0%
Federal funds purchased	5,527	6,606	5,058	(16.3)%	9.3%
Total Short-term Borrowings	$431,631	$564,952	$409,035	(23.6)%	5.5%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended			% Change from		Nine Months Ended
	Sep 30	Sep 30	Jun 30	Sep 30	Jun 30	Sep 30
	2015	2014	2015	2014	2015	2015	2014	% Change
Interest Income:
Interest income	$146,228	$149,790	$144,229	(2.4)%	1.4%	$436,229	$446,484	(2.3)%
Interest expense	20,534	20,424	21,309	0.5%	(3.6)%	64,034	59,655	7.3%
Net Interest Income	125,694	129,366	122,920	(2.8)%	2.3%	372,195	386,829	(3.8)%
Provision for credit losses	1,000	3,500	2,200	(71.4)%	(54.5)%	(500)	9,500	N/M
Net Interest Income after Provision	124,694	125,866	120,720	(0.9)%	3.3%	372,695	377,329	(1.2)%
Non-Interest Income:
Service charges on deposit accounts	12,982	12,801	12,637	1.4%	2.7%	37,188	37,064	0.3%
Investment management and trust services	11,237	11,120	11,011	1.1%	2.1%	33,137	33,417	(0.8)%
Other service charges and fees	10,965	9,954	10,988	10.2%	(0.2)%	31,316	29,407	6.5%
Mortgage banking income	3,864	4,038	5,339	(4.3)%	(27.6)%	13,891	13,384	3.8%
Investment securities gains	1,730	81	2,415	N/M	(28.4)%	8,290	1,193	594.9%
Other	3,996	3,906	4,099	2.3%	(2.5)%	12,178	10,813	12.6%
Total Non-Interest Income	44,774	41,900	46,489	6.9%	(3.7)%	136,000	125,278	8.6%
Non-Interest Expense:
Salaries and employee benefits	65,308	62,434	65,067	4.6%	0.4%	195,365	185,623	5.2%
Net occupancy expense	10,710	11,582	11,809	(7.5)%	(9.3)%	36,211	36,649	(1.2)%
Other outside services	7,373	8,632	8,125	(14.6)%	(9.3)%	21,248	19,684	7.9%
Loss on redemption of trust preferred securities	5,626	—	—	N/M	N/M	5,626	—	N/M
Data processing	5,105	4,689	4,894	8.9%	4.3%	14,767	12,816	15.2%
Software	3,984	3,353	3,376	18.8%	18.0%	10,678	9,487	12.6%
Equipment expense	3,595	3,307	3,335	8.7%	7.8%	10,888	10,269	6.0%
FDIC insurance expense	2,867	2,882	2,885	(0.5)%	(0.6)%	8,574	8,186	4.7%
Professional fees	2,828	3,252	2,731	(13.0)%	3.6%	8,430	9,715	(13.2)%
Marketing	2,102	1,798	2,235	16.9%	(6.0)%	5,570	5,719	(2.6)%
Operating risk loss	1,136	1,242	674	(8.5)%	68.5%	2,637	3,786	(30.3)%
Other real estate owned and repossession expense	1,016	1,303	129	(22.0)%	687.6%	2,507	3,034	(17.4)%
Intangible amortization	5	314	106	(98.4)%	(95.3)%	241	944	(74.5)%
Other	13,234	11,010	12,988	20.2%	1.9%	38,979	35,614	9.4%
Total Non-Interest Expense	124,889	115,798	118,354	7.9%	5.5%	361,721	341,526	5.9%
Income Before Income Taxes	44,579	51,968	48,855	(14.2)%	(8.8)%	146,974	161,081	(8.8)%
Income tax expense	10,328	13,402	12,175	(22.9)%	(15.2)%	36,007	41,136	(12.5)%
Net Income	$34,251	$38,566	$36,680	(11.2)%	(6.6)%	$110,967	$119,945	(7.5)%
PER SHARE:
Net income:
Basic	$0.20	$0.21	$0.21	(4.8)%	(4.8)%	$0.63	$0.64	(1.6)%
Diluted	0.20	0.21	0.21	(4.8)%	(4.8)%	0.63	0.64	(1.6)%

Cash dividends	$0.09	$0.08	$0.09	12.5%	—%	$0.27	$0.24	12.5%
Shareholders' equity	11.66	11.22	11.50	3.9%	1.4%	11.66	11.22	3.9%
Shareholders' equity (tangible)	8.60	8.35	8.48	3.0%	1.4%	8.60	8.35	3.0%

Weighted average shares (basic)	174,338	186,109	176,433	(6.3)%	(1.2)%	176,399	187,893	(6.1)%
Weighted average shares (diluted)	175,342	186,955	177,531	(6.2)%	(1.2)%	177,428	188,863	(6.1)%
Shares outstanding, end of period	173,771	185,158	176,019	(6.1)%	(1.3)%	173,771	185,158	(6.1)%
SELECTED FINANCIAL RATIOS:
Return on average assets	0.78%	0.90%	0.86%			0.86%	0.95%
Return on average shareholders' equity	6.72%	7.32%	7.24%			7.33%	7.72%
Return on average shareholders' equity (tangible)	9.11%	9.88%	9.83%			9.96%	10.43%
Net interest margin	3.18%	3.39%	3.20%			3.22%	3.42%
Efficiency ratio	68.82%	65.80%	68.94%			69.30%	65.02%
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	September 30, 2015			September 30, 2014			June 30, 2015
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$13,369,874	$135,268	4.02%	$12,922,821	$136,773	4.20%	$13,192,600	$133,339	4.05%
Taxable investment securities	2,148,403	11,252	2.09%	2,181,099	12,278	2.25%	2,048,558	10,944	2.14%
Tax-exempt investment securities	230,178	2,929	5.09%	256,303	3,414	5.33%	216,355	2,894	5.35%
Equity securities	18,280	257	5.58%	34,002	438	5.12%	27,618	379	5.50%
Total Investment Securities	2,396,861	14,438	2.41%	2,471,404	16,130	2.61%	2,292,531	14,217	2.48%
Loans held for sale	20,704	194	3.74%	23,699	237	4.01%	26,335	265	4.03%
Other interest-earning assets	477,145	884	0.74%	293,286	976	1.33%	439,425	933	0.85%
Total Interest-earning Assets	16,264,584	150,784	3.68%	15,711,210	154,116	3.90%	15,950,891	148,754	3.74%
Noninterest-earning assets:
Cash and due from banks	104,622			203,134			104,723
Premises and equipment	226,446			224,241			226,569
Other assets	1,097,600			1,055,521			1,094,071
Less: allowance for loan losses	(168,770)			(192,163)			(176,085)
Total Assets	$17,524,482			$17,001,943			$17,200,169
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,316,532	$1,122	0.13%	$3,047,191	$953	0.12%	$3,152,697	$987	0.13%
Savings deposits	3,714,282	1,436	0.15%	3,468,958	1,061	0.12%	3,568,579	1,247	0.14%
Time deposits	2,963,774	7,659	1.03%	3,009,225	6,984	0.92%	3,027,520	7,819	1.04%
Total Interest-bearing Deposits	9,994,588	10,217	0.41%	9,525,374	8,998	0.37%	9,748,796	10,053	0.41%
Short-term borrowings	324,685	92	0.11%	667,397	297	0.18%	379,988	103	0.11%
FHLB advances and long-term debt	996,247	10,225	4.09%	995,486	11,129	4.45%	1,026,987	11,153	4.35%
Total Interest-bearing Liabilities	11,315,520	20,534	0.72%	11,188,257	20,424	0.73%	11,155,771	21,309	0.77%
Noninterest-bearing liabilities:
Demand deposits	3,904,176			3,514,033			3,734,880
Other	281,957			210,194			277,730
Total Liabilities	15,501,653			14,912,484			15,168,381
Shareholders' equity	2,022,829			2,089,459			2,031,788
Total Liabilities and Shareholders' Equity	$17,524,482			$17,001,943			$17,200,169
Net interest income/net interest margin (fully taxable equivalent)		130,250	3.18%		133,692	3.39%		127,445	3.20%
Tax equivalent adjustment		(4,556)			(4,326)			(4,525)
Net interest income		$125,694			$129,366			$122,920

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended			% Change from
	September 30	September 30	June 30	September 30	June 30
	2015	2014	2015	2014	2015
Loans, by type:
Real estate - commercial mortgage	$5,242,021	$5,114,221	$5,210,540	2.5%	0.6%
Commercial - industrial, financial and agricultural	3,887,161	3,657,047	3,836,397	6.3%	1.3%
Real estate - home equity	1,692,860	1,727,253	1,695,171	(2.0)%	(0.1)%
Real estate - residential mortgage	1,381,141	1,369,087	1,356,464	0.9%	1.8%
Real estate - construction	753,584	663,922	698,685	13.5%	7.9%
Consumer	270,391	284,630	265,354	(5.0)%	1.9%
Leasing and other	142,716	106,661	129,989	33.8%	9.8%
Total Loans, net of unearned income	$13,369,874	$12,922,821	$13,192,600	3.5%	1.3%
Deposits, by type:
Noninterest-bearing demand	$3,904,176	$3,514,033	$3,734,880	11.1%	4.5%
Interest-bearing demand	3,316,532	3,047,191	3,152,697	8.8%	5.2%
Savings deposits	3,714,282	3,468,958	3,568,579	7.1%	4.1%
Time deposits	2,963,774	3,009,225	3,027,520	(1.5)%	(2.1)%
Total Deposits	$13,898,764	$13,039,407	$13,483,676	6.6%	3.1%
Short-term borrowings, by type:
Customer repurchase agreements	$149,415	$202,809	$179,804	(26.3)%	(16.9)%
Customer short-term promissory notes	79,308	83,734	80,073	(5.3)%	(1.0)%
Federal funds purchased	85,092	224,930	108,078	(62.2)%	(21.3)%
Short-term FHLB advances and other borrowings	10,870	155,924	12,033	(93.0)%	(9.7)%
Total Short-term Borrowings	$324,685	$667,397	$379,988	(51.4)%	(14.6)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Nine Months Ended September 30
	2015			2014
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$13,220,339	$401,662	4.06%	$12,827,563	$405,904	4.23%
Taxable investment securities	2,068,025	33,478	2.16%	2,216,344	37,962	2.28%
Tax-exempt investment securities	225,209	9,035	5.35%	268,604	10,561	5.24%
Equity securities	25,985	1,086	5.59%	33,949	1,286	5.06%
Total Investment Securities	2,319,219	43,599	2.51%	2,518,897	49,809	2.64%
Loans held for sale	21,360	632	3.94%	18,259	585	4.27%
Other interest-earning assets	463,545	3,922	1.13%	263,797	3,065	1.55%
Total Interest-earning Assets	16,024,463	449,815	3.75%	15,628,516	459,363	3.93%
Noninterest-earning assets:
Cash and due from banks	104,870			200,368
Premises and equipment	226,469			225,033
Other assets	1,101,856			1,041,834
Less: allowance for loan losses	(176,205)			(197,235)
Total Assets	$17,281,453			$16,898,516
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$3,202,380	$3,092	0.13%	$2,969,470	$2,766	0.12%
Savings deposits	3,600,695	3,802	0.14%	3,392,681	3,127	0.12%
Time deposits	3,017,271	23,199	1.03%	2,984,861	19,686	0.88%
Total Interest-bearing Deposits	9,820,346	30,093	0.41%	9,347,012	25,579	0.37%
Short-term borrowings	338,019	272	0.11%	972,694	1,470	0.20%
FHLB advances and long-term debt	1,048,634	33,669	4.29%	924,920	32,606	4.71%
Total Interest-bearing Liabilities	11,206,999	64,034	0.76%	11,244,626	59,655	0.71%
Noninterest-bearing liabilities:
Demand deposits	3,767,919			3,360,876
Other	282,983			214,826
Total Liabilities	15,257,901			14,820,328
Shareholders' equity	2,023,552			2,078,188
Total Liabilities and Shareholders' Equity	$17,281,453			$16,898,516
Net interest income/net interest margin (fully taxable equivalent)		385,781	3.22%		399,708	3.42%
Tax equivalent adjustment		(13,586)			(12,879)
Net interest income		$372,195			$386,829

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Nine Months Ended
	September 30
	2015	2014	% Change
Loans, by type:
Real estate - commercial mortgage	$5,205,755	$5,112,735	1.8%
Commercial - industrial, financial and agricultural	3,831,678	3,637,440	5.3%
Real estate - home equity	1,703,006	1,739,352	(2.1)%
Real estate - residential mortgage	1,369,367	1,348,269	1.6%
Real estate - construction	713,893	609,803	17.1%
Consumer	265,002	278,697	(4.9)%
Leasing and other	131,638	101,267	30.0%
Total Loans, net of unearned income	$13,220,339	$12,827,563	3.1%
Deposits, by type:
Noninterest-bearing demand	$3,767,919	$3,360,876	12.1%
Interest-bearing demand	3,202,380	2,969,470	7.8%
Savings deposits	3,600,695	3,392,681	6.1%
Time deposits	3,017,271	2,984,861	1.1%
Total Deposits	$13,588,265	$12,707,888	6.9%
Short-term borrowings, by type:
Customer repurchase agreements	$167,526	$202,184	(17.1)%
Customer short-term promissory notes	81,854	89,119	(8.2)%
Federal funds purchased	72,961	361,162	(79.8)%
Short-term FHLB advances and other borrowings	15,678	320,229	(95.1)%
Total Short-term Borrowings	$338,019	$972,694	(65.2)%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended			Nine Months Ended
	Sep 30	Sep 30	Jun 30	Sep 30	Sep 30
	2015	2014	2015	2015	2014
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$169,453	$193,442	$179,658	$185.931	$204.917
Loans charged off:
Commercial - industrial, financial and agricultural	(1,640)	(5,167)	(11,166)	(14,669)	(15,804)
Consumer and home equity	(1,590)	(2,030)	(1,227)	(4,365)	(6,115)
Real estate - residential mortgage	(1,035)	(231)	(783)	(3,099)	(2,166)
Real estate - commercial mortgage	(660)	(1,557)	(1,642)	(3,011)	(5,084)
Real estate - construction	(114)	(313)	(87)	(201)	(745)
Leasing and other	(522)	(306)	(467)	(1,352)	(1,434)
Total loans charged off	(5,561)	(9,604)	(15,372)	(26,697)	(31,348)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	1,598	1,013	1,471	3,855	2,532
Consumer and home equity	618	784	557	1,667	1,928
Real estate - residential mortgage	201	95	187	547	319
Real estate - commercial mortgage	842	1,167	451	1,729	1,641
Real estate - construction	898	470	231	2,276	852
Leasing and other	346	241	70	587	767
Recoveries of loans previously charged off	4,503	3,770	2,967	10,661	8,039
Net loans charged off	(1,058)	(5,834)	(12,405)	(16,036)	(23,309)
Provision for credit losses	1,000	3,500	2,200	(500)	9,500
Balance at end of period	$169,395	$191,108	$169,453	$169,395	$191,108
Net charge-offs to average loans (annualized)	0.03%	0.18%	0.38%	0.16%	0.24%
NON-PERFORMING ASSETS:
Non-accrual loans	$132,154	$126,420	$129,152
Loans 90 days past due and accruing	12,867	17,428	20,353
Total non-performing loans	145,021	143,848	149,505
Other real estate owned	10,561	13,489	12,763
Total non-performing assets	$155,582	$157,337	$162,268
NON-PERFORMING LOANS, BY TYPE:
Real estate - commercial mortgage	$49,021	$44,602	$49,932
Commercial - industrial, financial and agricultural	38,032	33,277	35,839
Real estate - residential mortgage	27,707	28,135	31,562
Consumer and home equity	15,186	17,586	17,215
Real estate - construction	14,989	19,860	14,884
Leasing	86	388	73
Total non-performing loans	$145,021	$143,848	$149,505

TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$29,330	$30,850	$31,584
Real-estate - commercial mortgage	17,282	18,869	17,482
Commercial - industrial, financial and agricultural	7,399	5,115	6,591
Real estate - construction	4,363	9,251	4,482
Consumer and home equity	3,983	2,927	3,330
Total accruing TDRs	$62,357	$67,012	$63,469
Non-accrual TDRs (1)	27,618	27,724	27,230
Total TDRs	$89,975	$94,736	$90,699
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	September 30, 2015			September 30, 2014			June 30, 2015
	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total

Real estate - commercial mortgage	0.16%	0.92%	1.08%	0.48%	0.86%	1.34%	0.34%	0.96%	1.30%
Commercial - industrial, financial and agricultural	0.35%	0.97%	1.32%	0.28%	0.91%	1.19%	0.22%	0.94%	1.16%
Real estate - construction	0.30%	1.95%	2.25%	0.03%	2.89%	2.92%	0.02%	2.03%	2.05%
Real estate - residential mortgage	1.27%	2.00%	3.27%	1.81%	2.06%	3.87%	1.53%	2.30%	3.83%
Consumer, home equity, leasing and other	0.69%	0.72%	1.41%	0.74%	0.85%	1.59%	0.69%	0.83%	1.52%
Total	0.42%	1.07%	1.49%	0.58%	1.11%	1.69%	0.47%	1.13%	1.60%

(2) Includes non-accrual loans

ASSET QUALITY RATIOS:
	Sep 30	Sep 30	Jun 30
	2015	2014	2015
Non-accrual loans to total loans	0.98%	0.97%	0.98%
Non-performing assets to total loans and OREO	1.15%	1.21%	1.22%
Non-performing assets to total assets	0.87%	0.91%	0.93%
Allowance for credit losses to loans outstanding	1.25%	1.47%	1.28%
Allowance for credit losses to non-performing loans	116.81%	132.85%	113.34%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.35%	9.06%	9.76%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended			Nine Months Ended
	September 30	September 30	June 30	Sep 30	Sep 30
	2015	2014	2015	2015	2014
Shareholders' equity (tangible), per share
Shareholders' equity	$2,025,904	$2,078,006	$2,024,817
Less: Goodwill and intangible assets	(531,562)	(532,117)	(531,567)
Tangible shareholders' equity (numerator)	$1,494,342	$1,545,889	$1,493,250

Shares outstanding, end of period (denominator)	173,771	185,158	176,019

Shareholders' equity (tangible), per share	$8.60	$8.35	$8.48

Return on average common shareholders' equity (tangible)
Net income	$34,251	$38,566	$36,680	$110,967	$119,945
Plus: Intangible amortization, net of tax	3	203	69	157	614
Numerator	$34,254	$38,769	$36,749	$111,124	$120,559

Average shareholders' equity	$2,022,829	$2,089,459	$2,031,788	$2,023,552	$2,078,188
Less: Average goodwill and intangible assets	(531,564)	(532,271)	(531,618)	(531,638)	(532,584)
Average tangible shareholders' equity (denominator)	$1,491,265	$1,557,188	$1,500,170	$1,491,914	$1,545,604

Return on average common shareholders' equity (tangible), annualized	9.11%	9.88%	9.83%	9.96%	10.43%

Efficiency ratio
Non-interest expense	$124,889	$115,798	$118,354	$361,721	$341,526
Less: Intangible amortization	(5)	(314)	(106)	(241)	(944)
Less: Loss on redemption of trust preferred securities	(5,626)	—	—	(5,626)	—
Numerator	$119,258	$115,484	$118,248	$355,854	$340,582

Net interest income (fully taxable equivalent)	$130,250	$133,692	$127,445	$385,781	$399,708
Plus: Total Non-interest income	44,774	41,900	46,489	136,000	125,278
Less: Investment securities gains	(1,730)	(81)	(2,415)	(8,290)	(1,193)
Denominator	$173,294	$175,511	$171,519	$513,491	$523,793

Efficiency ratio	68.82%	65.80%	68.94%	69.30%	65.02%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$155,582	$157,337	$162,268

Tangible shareholders' equity	$1,494,342	$1,545,889	$1,493,250
Plus: Allowance for credit losses	169,395	191,108	169,453
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,663,737	$1,736,997	$1,662,703

Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.35%	9.06%	9.76%